SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 _______________
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported):  March 15, 1999



                      NATIONSCREDIT GRANTOR TRUST 1997 - 1
                      ------------------------------------
               (Exact name of registrant as specified in charter)



     Delaware             333-22327                 75-2655744
     --------             ---------                 ----------
     (State or other      (Commission  File         (IRS  Employer
      jurisdiction  of    Number)                    Identification  Number)
      incorporation)



             225 E. John Carpenter Freeway, Irving Texas 75062-2731 (Address of principal executive offices) (Zip Code)
             ------------------------------------------------------


       Registrant's telephone number, including area code  (972) 506-5045

  Not Applicable (Former name or former address, if changed since last report.)

Item  5.          Other  Events
                  -------------

This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Period ending Feberary 28, 1999.

     Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement (with Standard Terms and Conditions attached thereto) dated as of April 30, 1997 among NationsCredit Securitization Corporation, NationsCredit Commercial Corporation of America and Bankers Trust Company, as Trustee, which was previously filed as an exhibit to the Current Report on Form 8-K filed on behalf of the Trust by NationsCredit Commercial Corporation of America on June 4, 1997.

Item  7.          Financial  Statements,  Pro  Forma  Financial  Information and
                  --------------------------------------------------------------
                 Exhibits.
                 ----

(c)     Exhibits

Exhibit  No.

     19.1               Certificateholders  Statements

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      NATIONSCREDIT GRANTOR TRUST 1997 - 1
                      ------------------------------------
                                  (Registrant)


By: NationsCredit Commercial Corporation of America, as Servicer of NationsCredit Grantor Trust 1997 - 1



Date:  March  29,  1999                           By:  /s/  SUZANNE  CASTLEBERRY
       ----------------                                -------------------------
                                                  Name:  Suzanne  Castleberry
                                                  Title:    Vice  President

                                  EXHIBIT INDEX

     Exhibit  Number               Description
     ---------------               -----------

             19.1               Certificateholders  Statements


EXHIBIT  19.1
                                        STATEMENT TO CERTIFICATEHOLDERS
                                     NATIONSCREDIT GRANTOR TRUST 1997 - 1

     Pursuant  to  the  Pooling  and  Servicing  Agreement,  dated  as  of  May  22,  1997 among NationsCredit
Securitization  Corporation  (as  "Seller"),  NationsCredit Corporation of America (as "Servicer") and Bankers
Trust  Company  (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect  to  the  applicable  Distribution  Date  is  set  forth  below.



Month                                                                                          Feb-99
Collection Period                                                                                  02/01/1999
Determination Date                                                                                 03/10/1999
Deposit Date                                                                                       03/12/1999
Distribution Date                                                                                  03/15/1999

POOL BALANCE
            Pool Balance on the close of the last day of t he Collection Period (Record Date)  109,847,111.20
            Pool Factor                                                                            60.4282270%
            Ending Pool Balance (per $1,000 certificate)                                                  604
            Liquidation Proceeds                                                                      258,520
            Purchase Amounts                                                                                -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment                                                                    3.487
            Carry-Over Monthly Interest Payment                                                             -
            Total Interest Payment                                                                      3.487

            Principal Payments:
            Monthly Principal Payment                                                                  15.544
            Carry-Over Monthly Principal Payment                                                            -
            Total Principal Payment                                                                    15.544

            Servicing Fee:
            Servicing Fee                                                                               0.090
            Carry-Over Monthly Servicing Fee                                                                -
            Total Servicing Fee                                                                         0.090






MONTHLY  SERVICERS  CERTIFICATE
NATIONSCREDIT  GRANTOR  TRUST  1997  -  1

     Pursuant  to  the  Pooling  and  Servicing  Agreement,  dated  as  of  May 31, 1997 among NationsCredit Securitization
Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and
"Collateral  Agent"),  the  Servicer  is  required  to  prepare  certain  information  each month regarding distribution to
Certificateholders  and  the  performance of the Trust. The information with respect to the applicable Distribution Date is set  forth  below.


Month                                                                                                       Feb-99
Collection Period                                                                                                01-Feb-99
Determination Date                                                                                               10-Mar-99
Deposit Date                                                                                                     12-Mar-99
Distribution Date                                                                                                15-Mar-99

POOL BALANCE
          Pool Balance on the close of the last day of the preceding Collection Period                      112,672,689.02
          Principal Collections                                                                               2,308,446.45
          Purchase Amounts Allocable to Principal                                                                        -
          Defaulted Receivables                                                                                 517,131.37
          Pool Balance on the close of the last day of the Collection Period                                109,847,111.20

          Original Pool Balance                                                                             181,781,125.63

          Certificate Factor                                                                                      60.42823%

          Preference Amounts                                                                                             -

          Certificate Pass-Through Rate                                                                               6.75%
          Servicing Fee Rate                                                                                          0.75%

AVAILABLE FUNDS
          Collections allocable to interest                                                                     908,756.14
          Purchase Amounts allocable to interest                                                                         -
          Liquidation Proceeds                                                                                  258,519.66
          Collections allocable to principal                                                                  2,308,446.45
          Purchase Amounts allocable to principal                                                                        -
          Other Available Funds - Interest on Collection or Certificate Account                                          -
          Total Available Funds                                                                               3,475,722.25

INTEREST PAYMENT
          Monthly Interest Payment                                                                              633,783.88
          Carry-Over Monthly Interest                                                                                    -
          Total                                                                                                 633,783.88

PRINCIPAL PAYMENT
          Monthly Principal Payment                                                                           2,825,577.82
          Carry-Over Monthly Principal                                                                                   -
          Total                                                                                               2,825,577.82

SERVICING FEE
          Servicing Fee                                                                                          70,420.43
          Carry-Over Servicing Fee                                                                               15,052.09
          Total                                                                                                  85,472.52

DEPOSIT TO THE CERTIFICATE ACCOUNT
          Available Funds                                                                                     3,475,722.25
          Reserve Account Withdrawal Amount                                                                              -
          Surety Drawing Amount                                                                                          -
          Total Deposit to the Certificate Account                                                            3,475,722.25

DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
          Monthly Interest Payment and any Carry-Over Monthly Interest                                          633,783.88
          Monthly Principal Payment and any Carry-Over Monthly Principal                                      2,825,577.82
          Servicing Fee and any Carry-Over Servicing Fee                                                         16,360.55
          Distributions to the Surety Bond Provider                                                                      -
          Distributions to the Reserve Account                                                                           -
          Distributions to the Seller                                                                                    -

          Carry-Over Monthly Interest to the next Distribution Date                                                      -
          Carry-Over Monthly Principal to the next Distributions Date                                                    -
          Carry-Over Servicing Fee to the next Distribution Date                                                 69,111.97

RESERVE ACCOUNT
          Reserve Account Balance as of the end of the preceding Collection Period                            4,506,907.56
          Earnings from investments on the Reserve Account                                                       14,241.32
          Reserve Account Withdrawal Amount                                                                              -
          Deposits to the Reserve Account                                                                                -
          Reserve Account Balance                                                                             4,521,148.88
          Distributions of any excess amounts on deposit in the Reserve Account                                          -
          Ending Reserve Account Balance                                                                      4,521,148.88

          Reserve Account Balance as a % of the Pool Balance                                                          4.12%
          Specified Reserve Account Requirement                                                             109,847,111.20
          Amount needed to fully fund Reserve Account                                                       105,325,962.32

SURETY BOND

          Outstanding Reimbursement Obligations at the end of the preceding Collection Period                    23,403.82
          Preference Amounts                                                                                             -
          Surety Drawing Amount                                                                                          -
          Surety Bond Fee                                                                                        11,267.27
          Interest on Outstanding Reimbursement Obligations at the end of the preceding Collection Period           160.90
          Amounts due to Surety Bond Provider                                                                    34,831.99
          Distributions to the Surety Bond Provider                                                                      -
          Remaining Reimbursement Obligations Owed to the Surety Bond Provider                                   34,831.99

NET CREDIT LOSS RATIO
          Net Credit Losses                                                                                     258,611.71
          For the current Collection Period                                                                           2.79%
          For the preceding Collection Period                                                                         3.08%
          For the second preceding Collection Period                                                                  5.47%
          Average Net Credit Loss Ratio                                                                               3.78%

DELINQUENCY ANALYSIS
          Number of Loans
          30 to 59 days past due                                                                                       222
          60 to 89 days past due                                                                                        49
          90 or more days past due                                                                                      45
          Total                                                                                                        316

          Principal Balance
          30 to 59 days past due                                                                              2,373,336.64
          60 to 89 days past due                                                                                472,122.39
          90 or more days past due                                                                              439,514.50
          Total                                                                                               3,284,973.53

          Delinquency Ratio
          For the current Collection Period                                                                           2.99%
          For the preceding Collection Period                                                                         3.46%
          For the second preceding Collection Period                                                                  3.35%
          Average Delinquency Ratio                                                                                   3.27%


REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession occurred in the Current Month                         246,016.19
          Number of Contracts where Repossession occurred in the Current Month                                          23


WEIGHTED AVERAGE COMPUTATIONS
          Weighted Average Coupon                                                                                    10.86%
          Weighted Average Original Term (months)                                                                   122.00
          Weighted Average Remaining Term (months)                                                                   94.69
          Number of Outstanding Accounts - End of Period                                                            10,455


CASH SETTLEMENT FOR THE TRUSTEE
          Available Funds in the Collection Account                                                           3,475,722.25
          Servicing Fee                                                                                          16,360.55
          Interest allocable to the Seller's Certificate                                                              0.44
          Principal amount allocable to the Seller's Certificate                                                      1.95
          Wire Funds to the Surety Bond Provider                                                                         -
          Net Deposit From Collection Account to the Certificate Account                                      3,459,359.30
          Reserve Account deposit to Certificate Account                                                                 -
          Surety Bond deposit to Certificate Account                                                                     -
          Total Deposit to the Certificate Account                                                            3,459,359.30
          Wire Funds to the Certificateholders - Interest Amounts                                               633,783.44
          Wire Funds to the Certificateholders - Principal Amounts                                            2,825,575.87
          Deposit Funds into the Reserve Account                                                                         -
          Wire Funds to NationsCredit                                                                                    -

Approved  by:  /s/  SUZANNE  CASTLEBERRY  ------------------------------------  Authorized  Signer

[NATIONSCREDIT  GRANTOR  TRUST  LETTERHEAD]

March  15,  1999

BY  EDGAR
Securities  and  Exchange  Commission
Judiciary  Plaza  450  Fifth  Street,  N.W.
 Washington,  D.C.  20549

Re:   NationsCredit  Grantor  Trust  1997  -  1

Ladies  and  Gentlemen:

On  behalf  of NationsCredit Grantor Trust 1997 - 1 (the "Trust") filed herewith via EDGAR is the Trust's Current Report on
Form  8-K.

Should  you  have  any  questions  with  regard  to  the  filing,  please  call  the  undersigned  at  (704)-386-3863.

Very  truly  yours,
/s/  SUZANNE  CASTLEBERRY  -----------------------------  Suzanne  Castleberry  Vice  President